FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


                         June 27, 1997


                  Commission File No.: 0-17214


                      ADMIRAL FINANCIAL CORP.


          State of Florida                  I.R.S. No. 59-2806414


                          825 Arthur Godfrey Road
                         Miami Beach, Florida 33140


                Telephone Number: (305) 672-5800 Ext. 134
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ITEM 5.OTHER EVENTS

     On June 17, 1997, the Registrant announced that trading in its common stock had resumed on the Nasdaq Electronic Bulletin Board, under the symbol "ADFC", in a Press Release attached as an exhibit hereto.


ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

(A)Financial statements of business acquired  - Not Applicable

(B)Pro Form Financial Information             - None

(C)  Exhibits                                 - Press Release
                                                Dated June 17, 1997


                             SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADMIRAL FINANCIAL CORP.
                                        (Registrant)




Date:     June 27, 1997                 By: /s/ Wm. Lee Popham
                                        Wm. Lee Popham, President

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                             EXHIBIT INDEX

ITEM           DESCRIPTION                                PAGE

7(c)(1)        Press Release dated June 27, 1997            4